UNITED STATES

SECURITIES and EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2004

CRT PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation)

1-9997	59-2898045

(Commission File Number)	(IRS Employer Identification No.)

225 NE Mizner Boulevard, Suite 200 Boca Raton, Florida	33432

(Address of principal executive offices)	(Zip Code)

(561) 395-9666

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

The Company is filing this report on Form 8-K to disclose audited and pro forma financial statements with respect to its August 16, 2004, acquisition of the Westchase Corporate Center (the “Property”) located in Houston, Texas, in accordance with Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission. While the acquisition of Westchase does not meet the criteria of an individually significant acquisition, when the acquisition is aggregated with other individually insignificant acquisitions consummated by the Company since the date of its most recently audited balance sheet as of December 31, 2003, all such acquisitions in the aggregate are significant within the meaning of Rule 3-14. Accordingly, the Company is required, under Rule 3-05 of Regulation S-X, to provide financial statements covering at least the substantial majority of all such acquired properties. The financial statements covering Westchase, filed herewith, allow the Company to satisfy such requirement.

Item 8.01 Other Events

On August 16, 2004, the Company acquired the Westchase Corporate Center, a six-story, 184,000 square foot, class “A” office building, located in Houston, Texas, for a purchase price of $20.3 million, plus closing and other costs. The Company financed the acquisition of the Property with the proceeds of a non-recourse first mortgage totaling approximately $15.2 million, a $3.9 million draw on the Company’s existing line of credit, and a minority interest contribution of $1.2 million. The Property was acquired from Westchase Development Venture, L.P., an unrelated third party.

The Company considered various factors in determining the price to be paid for the Property. Factors considered included the nature of the tenants and terms of leases in place, opportunities for alternative and new tenancies, historical and expected cash flows, occupancy rates, current operating costs on the Property and anticipated changes therein under Company ownership, the physical condition and location of the Property, the need for capital improvements, the anticipated effect on the Company’s financial results, and other factors. The Company took into consideration capitalization rates at which it believed other comparable properties had recently sold. However, the Company determined the price it was willing to pay primarily on the factors discussed above relating to the Property itself and its fit into the Company’s existing operations. No separate independent appraisal was obtained by the Company in connection with this acquisition.

Item 9.01 Financial Statements and Exhibits

The following financial statements and pro forma financial information are filed as part of this report.

(a)	Financial Statements of Real Estate Acquired.

Statement of Revenues and Certain Expenses of the Westchase Corporate Center for the year ended December 31, 2003.

(b)	Pro Forma Financial Statements

The unaudited pro forma consolidated financial statements set forth (i) the pro forma consolidated statement of operations for the year ended December 31, 2003, as if the acquisition had occurred on January 1, 2003, (ii) the pro forma consolidated statement of operations for the period ended September 30, 2004, as if the acquisition had occurred on January 1, 2004, and (iii) a pro forma statement of estimated taxable operating results and estimated cash to be made available by operations of the Company for the year ended December 31, 2003, as if the acquisition occurred on January 1, 2003. The pro forma financial statements are based upon assumptions contained in the notes thereto and should be read in conjunction with such notes.

The unaudited pro forma consolidated financial statements may not necessarily reflect the results of operations or financial position of the Company which would have actually resulted had the acquisition occurred as of the date and for the periods indicated, nor should they be taken as indicative of the future results of operations or the future financial position of the Company. Differences would result from various factors, including but not limited to changes in occupancy, rental rates and rental expenses.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
CRT Properties, Inc.
Boca Raton, Florida:

We have audited the accompanying statement of revenues and certain expenses of the property known as the Westchase Corporate Center (the “Property”) for the year ended December 31, 2003. On August 16, 2004, the Property was acquired from Westchase Development Venture, L.P., Inc., an unrelated third party. This financial statement is the responsibility of the Property. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the filing of a Form 8-K of CRT Properties, Inc. dated December 13, 2004, as a result of the acquisition of the Property. Material amounts, described in Note 1 to the statement of revenues and certain expenses that would not be comparable to those resulting from future operations of the Property are excluded and, accordingly, the statement is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements referred to above present fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Certified Public Accountants

West Palm Beach, Florida
December 13, 2004

WESTCHASE CORPORATE CENTER
STATEMENT OF REVENUES AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 2003

REVENUES:
Base rental income	$3,646,105
Operating expense recovery	145,630
Parking and other income	371,195

Total revenues	4,162,930

CERTAIN EXPENSES:
Property operating	598,282
Real estate and other taxes	599,099
Management costs and fees	337,835

Total certain expenses	1,535,216

REVENUES IN EXCESS OF CERTAIN EXPENSES	$2,627,714

See notes to statement of revenues and certain expenses.

WESTCHASE CORPORATE CENTER
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 2003

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Westchase Corporate Center (the “Property”) is a six-story 184,000 square foot, class “A” office building located in Houston, Texas. The Property was acquired on August 16, 2004, from Westchase Development Venture, L.P., an unrelated third party. The statement of revenues and certain expenses includes information related to the operations of the Property for the year ended December 31, 2003, as recorded by the Property’s previous owners, subject to the adjustments described below.

     The accompanying historical financial statement information is presented in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the financial statement is not representative of the actual operations for the year ended December 31, 2003, as certain expenses have been excluded, which may not be comparable to the expenses expected to be incurred in the future operations of the Property. Expenses excluded consist of interest, depreciation and amortization, and other costs not directly related to the future operations of the acquired Property.

     Management’s Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Rental Income – Rental income is recognized on a straight-line basis over the terms of the related leases.

     Property Operating Expenses – Property operating expenses consist primarily of utilities, insurance, repairs and maintenance, security and safety, cleaning, and other administrative expenses.

     Management Costs and Fees – The Property is to be managed by Means-Knaus Partners, L.P., a related third party who has a nine percent ownership interest in the Property, for a management fee of approximately 3.0 percent of rental receipts plus $416.67 per month and reimbursement of personnel and other costs related to management of the Property.

WESTCHASE CORPORATE CENTER
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 2003

2. OPERATING LEASES

     Operating revenue is principally obtained from business tenant rentals under operating leases. Future minimum base rental income under all tenant operating leases as of December 31, 2003, is as follows:

Year ending December 31,	Amount
2004	$3,915,502
2005	3,043,916
2006	1,871,901
2007	974,741
2008	285,943
Thereafter	60,604

Total	$10,152,607

     For the year ended December 31, 2003, Hewlett-Packard Company and Baker Hughes, Inc. contributed approximately 12.2 percent and 15.1 percent of the Property’s base rental income, respectively.

CRT PROPERTIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(in thousands except per Share Data)

	Historical				Pro Forma
	Consolidated	Pro Forma			Consolidated
	2003	Adjustments			2003
REVENUES
Rental and other rental services	$146,076	$4,163	(a	)	$150,239
Management fees	331				331
Interest	307				307

Total revenues	146,714	4,163			150,877

EXPENSES
Property operations	57,381	1,535	(a	)	58,916
Depreciation and amortization	32,687	493	(b	)	33,180
Mortgage and loan interest	29,249	950	(d	)	30,199
General and administrative	11,138				11,138
Direct cost of management fees	88				88
Other	147				147

Total expenses	130,690	2,978			133,668

INCOME (LOSS) BEFORE GAIN ON SALE OF ASSETS AND INCOME TAXES	16,024	1,185			17,209
Gain on sale of assets	573				573

INCOME (LOSS) BEFORE INCOME TAXES	16,597	1,185			17,782
Income tax (benefit) provision	(94)	40	(c	)	(54)

NET INCOME (LOSS)	16,691	1,145			17,836
Dividends on preferred stock	(1,995)				(1,995)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$14,696	$1,145			$15,841

EARNINGS PER COMMON SHARE:
Basic	$.69				$.74

Diluted	$.69				$.74

WEIGHTED AVERAGE COMMON SHARES:
Basic	21,337				21,337

Diluted	21,448				21,448

     See accompanying notes to unaudited pro forma consolidated financial statements.

CRT PROPERTIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the nine months ended September 30, 2004
(in thousands except per Share Data)

	Historical
	Consolidated	Pro Forma			Pro Forma Consolidated
	9/30/2004	Adjustments			9/30/2004
REVENUES
Rental and other rental services	$121,373	$2,486	(a	)	$123,859
Management fees	263				263
Equity in earnings of unconsolidated entity	306				306
Interest	315				315

Total revenues	122,257	2,486			124,743

EXPENSES
Property operations	47,686	1,031	(a	)	48,717
Depreciation and amortization	29,615	370	(b	)	29,985
Mortgage and loan interest	22,981	712	(d	)	23,693
General and administrative	10,157				10,157
Direct cost of management fees	—
Other	157				157

Total expenses	110,596	2,113			112,709

INCOME (LOSS) BEFORE INCOME TAXES AND MINORITY INTEREST	11,661	373			12,034
Income tax (benefit) provision	—	13	(c	)	13

INCOME (LOSS) BEFORE MINORITY INTEREST	11,661	360			12,021
Minority Interest	72				72

NET INCOME (LOSS)	11,589	360			11,949
Dividends on preferred stock	(4,764)				(4,764)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$6,825	$360			$7,185

EARNINGS PER COMMON SHARE:
Basic	$.26				$.27

Diluted	$.25				$.27

WEIGHTED AVERAGE COMMON SHARES:
Basic	26,590				26,590

Diluted	26,919				26,919

     See accompanying notes to unaudited pro forma consolidated financial statements.

CRT PROPERTIES, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1. Basis of Presentation

     On August 16, 2004, CRT Properties, Inc. and subsidiaries (the “Company”) acquired the Westchase Corporate Center (the “Property”) from Westchase Development Venture, L.P., an unrelated third party. The Property consists of a 184,000 square foot office building located in Houston, Texas. The statement of revenues and certain expenses includes information related to the operations of the Property for the year ended December 31, 2003, as recorded by the Property’s previous owner, subject to the pro forma adjustments described below.

CRT PROPERTIES, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(continued)

2. Unaudited Pro Forma Consolidated Statement of Operations

     The unaudited pro forma consolidated statement of operations for the year ended December 31, 2003, includes adjustments assuming that the acquisition of the Westchase Corporate Center occurred as of January 1, 2003, and is based on the historical statement of operations for the Company presented in its Annual Report on Form 10-K for the year ended December 31, 2003. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2004, includes adjustments assuming that the acquisition of the Property occurred as of January 1, 2004, and is based on the historical statement of operations for the Company presented in its Quarterly Report on Form 10-Q for the period ended September 30, 2004. Significant pro forma adjustments in the unaudited pro forma consolidated statements of operations include the following:

(a)	Adjustment required for the historical rental revenues and operating expenses for the Property. Operating expenses include management costs and fees calculated using the historical management costs of the Property.

(b)	Adjustment required to reflect depreciation on the Property, based on the total allocated cost of the acquisition to depreciable assets. The Company uses the straight-line method for depreciation and amortization with an estimated useful life of 39 years for the Property. The Company is in the process of determining if any intangible assets were acquired, which may result in future adjustments to depreciation and amortization.

(c)	Adjustment required to reflect applicable federal income taxes on the Property’s taxable income. The Property’s taxable income has been reduced by ninety percent for the dividends required to be paid to the Company’s shareholders to maintain its real estate investment trust status for federal income tax purposes.

(d)	Adjustment required to reflect interest expense related to a non-recourse mortgage loan amount in the amount of $15.2 million (a 5.4 percent fixed rate mortgage) and a $3.9 million draw on the Company’s line of credit. The estimated average interest rate on the line of credit was 3.4 percent. If the weighted average interest rate on this variable rate debt were 100 basis points higher or lower, annual interest expense would be increased or decreased by approximately $39,000.

CRT PROPERTIES, INC. AND SUBSIDIARIES
UNAUDITED STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
AND ESTIMATED CASH TO BE MADE AVAILABLE BY OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003
(In Thousands)

Revenues
Rental and other rental services	$148,155
Management fees	331
Interest	307

Total revenues	148,793

Expenses
Property operations	59,092
Depreciation and amortization	25,072
Mortgage and loan interest	30,199
General and administrative	11,277
Direct cost of management fees	88
Other	1,196

Total expenses	126,924

Estimated Taxable Operating Income	21,896
Add Back: Depreciation and Amortization	25,072

Estimated Cash To Be Made Available By Operations	$46,941

Note 1:	This statement of estimated taxable operating results and estimated cash to be made available by operations is an estimate of operating results of the Company for the twelve month period ended December 31, 2003 assuming that the acquisition of the Property had occurred on the first day of the twelve month period. However, this statement does not purport to reflect actual taxable results for any period.

Note 2:	Tax depreciation was determined based upon the actual tax depreciation for the Company’s existing portfolio and based upon the assumption that the acquisition of the Property had occurred on the first day of the twelve month period.

(c) Exhibits

EXHIBIT INDEX

     The following designated exhibits are filed herewith:

Exhibit
Number	Description of Exhibit
23	Consent of Deloitte and Touche LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CRT PROPERTIES, INC.

Dated: December 13, 2004	By:	/s/ Steven A. Abney
Steven A. Abney
		Title:	Vice President, Finance and Chief Accounting Officer (Principal Financial Officer)